UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021 (May 6, 2021)

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced retirement of Mr. Ronald A. Robinson as the President and Chief Executive Officer of Alamo Group Inc. (the “Company”), and in recognition of Mr. Robinson's significant positive contributions to the Company over his many years of service, on May 6, 2021, the Board approved the acceleration of 12,616 shares of Alamo Group restricted stock previously issued by the Company to Mr. Robinson under various restricted stock award award agreements. The acceleration of vesting of the stock will occur on the date of Mr. Robinson's retirement as President and Chief Executive Officer, which is scheduled to be August 1, 2021.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2021, Alamo Group Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 15, 2021.

Set forth below, with respect to each proposal, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

Proposal 1 - Election of directors

The majority of stockholders approved the election of all seven of the nominees for director to serve until the next Annual Meeting or until their successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Roderick R. Baty	10,902,912	61,539	11,459	276,470
Robert P. Bauer	10,710,031	254,391	11,488	276,470
Eric P. Etchart	10,529,748	434,904	11,258	276,470
Tracy C. Jokinen	10,881,990	82,661	11,259	276,470
Richard W. Parod	10,695,083	269,369	11,458	276,470
Ronald A. Robinson	10,910,046	50,502	15,362	276,470
Lorie L. Tekorius	10,757,954	209,200	8,756	276,470

Proposal 2 - Advisory vote on compensation of named executive officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers as described in our Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
10,808,979	111,226	55,705	276,470

Proposal 3 - Ratification of appointment of KPMG LLP as independent auditor for fiscal year 2020

The appointment of KPMG LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 2021 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
10,994,327	245,760	12,293	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2021	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti
Vice President, General Counsel & Secretary